UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.    )
Filed by the Registrant ☒   Filed by a Party other than the Registrant☐
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

NextEra Energy Partners, LP

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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See the reverse side of this notice to obtain proxy materials and voting instructions. E33864-TBD Meeting Information You are receiving this communication because you hold units in the company named above. This is not a ballot. You cannot use this notice to vote these units. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com/NEP, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. NEXTERA ENERGY PARTNERS, LP *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Unitholder Meeting to Be Held on December 21, 2017. 700 UNIVERSE BOULEVARD JUNO BEACH, FL 33408 Meeting Type: Annual Meeting For holders as of: October 23, 2017 Date: December 21, 2017 Time: 8:30 A.M. Eastern time Location: NextEra Energy Partners' Principal Offices 700 Universe Boulevard Juno Beach, Florida

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before December 7, 2017 to facilitate timely delivery. How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com/NEP 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Proxy Statement Annual Report to Security Holders Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE w E33865-TBD ƒ× XXXX XXXX XXXX XXXX ƒ× XXXX XXXX XXXX XXXX Vote In Person: Please check the proxy materials for any special requirements for meeting attendance. Many unitholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Directions to the annual meeting are available by calling NextEra Energy Partners Shareholder Services at 800-222-4511. At the meeting, you will need to request a ballot to vote these units. Vote By Internet: Go to www.proxyvote.com/NEP or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. ƒ× XXXX XXXX XXXX XXXX

Voting Items 1b. Peter H. Kind 1a. Susan D. Austin 1c. James L. Robo 1d. James N. Suciu THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL THE NOMINEES LISTED: 1. Election as directors of the nominees specified in the proxy statement Nominees: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 2 AND 3: THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR "3 YEARS" ON PROPOSAL 4: 2. Ratification of appointment of Deloitte & Touche LLP as NextEra Energy Partners' independent registered public accounting firm for 2017 3. Approval, by non-binding advisory vote, of NextEra Energy Partners' compensation of its named executive officers as disclosed in the proxy statement 4. Non-binding advisory vote on the frequency of future unitholder non-binding advisory votes on the compensation of NextEra Energy Partners' named executive officers NOTE: The proxies are also authorized to vote in their discretion upon such other business as may properly be brought before the meeting or any adjournment(s) or postponement(s) thereof. E33866-TBD

E33867-TBD